UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2019

Date of Report (Date of earliest event reported)

MOMENTOUS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-207163	32-0471741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3, Floor 3, 148 Cambridge Heath Road

London, E1 5QJ, United Kingdom

(Address of principal executive offices)

+44 744 430 1337

(Registrant's telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[_]

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 11, 2019, Momentous Holdings Corp. (“MHC”) increased the number of members of the Board of Directors (the “Board”) from two (2) members to four (4) members.

Effective February 11, 2019, the Board elected to fill one (1) of the vacancies on the Board caused by the increase in members of the Board, by appointing Mr. Andrew Eddy as a member of MHC’s Board of Directors.

Effective February 12, 2019, the Board elected to fill the remaining vacancy on the Board by appointing Mr. Andrew Parry as a member of MHC’s Board of Directors.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOMENTOUS HOLDINGS CORP.

DATED: February 12, 2019	By: /s/James Horan
James Horan
President and CEO